SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2005

MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-21292	39-1413328
(Commission File Number)	(I.R.S. Employer I.D. Number)

5445 South Westridge Drive New Berlin, WI	53151
(Address of Principal Executive Offices)	(Zip Code)

262-827-6700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act
                (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
                (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the
                Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the
                Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 21, 2005, Merchants and Manufacturers Bancorporation, Inc. (the "Company") issued a press release announcing three promotions effective April 1, 2005, including the promotion of James C. Mroczkowski from Executive Vice President and Chief Financial Officer to Chief Operating Officer and the appointment of Frederick R. Klug to Chief Financial Officer.

Mr. Mroczkowski (age 44) joined the Company in 1983 and served as Executive Vice President and Chief Financial Officer of the Company since 1994. Mr. Klug (age 33) joined the Company in 2001 as Vice President of Business Development and Finance and was appointed as Director of Corporate Finance of the Company in 2004. Prior to joining the Company, Mr. Klug spent six years as an investment banker with Robert W. Baird & Co.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(c) Exhibits

99.1 -- Press Release issued February 21, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS AND MANUFACTURERS
BANCORPORATION, INC.
Date: February 25, 2005
BY   /s/ James C. Mroczkowski
    James C. Mroczkowski, Executive Vice
                                  President and Chief Financial Officer

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